THE ADVISORS' INNER CIRCLE FUND
                         ALPHAONE SMALL CAP GROWTH FUND

                   SUPPLEMENT DATED FEBRUARY 15, 2012 TO THE
INVESTOR CLASS, I CLASS AND R CLASS SHARES PROSPECTUS DATED APRIL 1, 2011 AND THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED APRIL 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI

At the recommendation of AlphaOne Investment Services, LLC ("AlphaOne"), the adviser of the AlphaOne Small Cap Growth Fund (the "Fund"), the Board of Trustees of The Advisors' Inner Circle Fund has determined that it is in the Fund's best interest to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund is closed to new shareholders and additional purchases by existing shareholders. The Fund is expected to cease operations and liquidate on or about February 29, 2012 (the "Liquidation Date"). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Fund's prospectus under "How to Sell Your Fund Shares." Redemptions made on or after the date of this supplement will not be subject to the 2.00% redemption fee, which ordinarily would be imposed on redemptions of shares made within ninety days of purchase. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, AlphaOne may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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